EXHIBIT 99.1

Fidelity National Financial, Inc. Announces the Receipt of IRS Private Letter Ruling; FNF,
FNT and FIS Annual Meeting of Shareholders Dates Have Been Set; FNF Announces Expected Record Date
and Distribution Date for the Contingent Distribution of FNT Stock to FNF Shareholders; FNF and FIS
Announce Closing Date for the Merger of FNF with and into FIS
Jacksonville, Fla. — (October 9, 2006) — Fidelity National Financial, Inc. (NYSE:FNF), a Fortune 500 provider of outsourced products and services to a variety of industries, today announced that it has received a formal private letter ruling from the Internal Revenue Service that the previously announced distribution of Fidelity National Title Group, Inc. (NYSE:FNT) stock to FNF shareholders and the merger of FNF with and into Fidelity National Information Services, Inc. (NYSE:FIS) will be tax-free to FNF and its shareholders. FNF shareholders will recognize a gain or loss on the receipt of cash in lieu of any fractional shares in both the distribution of FNT common stock and in the merger of FNF with and into FIS.
     Additionally, FNF, FNT and FIS have all set October 23, 2006 as the date for their respective annual meeting of shareholders. All the necessary documents for those annual meetings of shareholders have been filed with the Securities and Exchange Commission and the relevant documents have been mailed to the respective shareholders of FNF, FNT and FIS.
     FNF has also set the record date and distribution date for the distribution of FNT common stock to FNF shareholders. Under the terms of the distribution of FNT common stock, FNF shareholders will receive all of the shares of FNT common stock held by FNF upon the closing of the transaction under the Securities Exchange and Distribution Agreement (“SEDA”). The final exchange ratio will be set and announced following the closing under the SEDA. No fractional share of FNT common stock will be issued, but FNF shareholders will receive cash in lieu of any fractional shares. No action is required by FNF shareholders to receive their shares of FNT common stock or the cash in lieu of any fractional shares.
     The distribution of FNT common stock to shareholders of FNF will be made on October 24, 2006 to FNF shareholders of record as of October 17, 2006. Because of the nature of the distribution of FNT common stock, the New York Stock Exchange has determined that the ex-dividend date will be October 25, 2006, the business day following the distribution date for the common stock of FNT. FNF shareholders of record on October 17, 2006 who subsequently sell their shares of FNF common stock through the October 24, 2006 distribution date will also be selling their right to receive the distribution of FNT common stock. Investors are encouraged to consult with their financial advisors regarding the specific implications of the deferral of the ex-dividend date and the selling of shares of FNF common stock through the distribution date for the common stock of FNT. The distribution of FNT common stock to shareholders of FNF is contingent upon the closing of the transaction under the SEDA prior to October 24, 2006. If not closed by that date, FNF has reserved the right to cancel the distribution or to change the record date or distribution date.
     The merger of FNF with and into FIS is currently expected to occur on November 9, 2006. Under the terms of the merger, FNF shareholders will receive an aggregate number of shares of FIS common stock equal to the number of shares of FIS common stock held by FNF on the closing date of the merger. The final exchange ratio will be announced following the closing of the merger. No fractional share of FIS common stock will be issued, but FNF shareholders will receive cash in lieu of any fractional shares. The date of the closing of the merger of FNF with and into FIS remains subject to satisfaction of the remaining conditions to the transaction.
     Fidelity National Financial, Inc. (NYSE:FNF), number 248 on the Fortune 500, is a provider of outsourced products and services to a variety of industries. Through its majority-owned, publicly traded subsidiary, Fidelity National Title Group, Inc. (NYSE:FNT), FNF is one of the nation’s largest title insurance companies, with nearly 29 percent national market share.

Through its majority-owned, publicly traded subsidiary, Fidelity National Information Services, Inc. (NYSE:FIS), FNF provides an industry leading suite of data processing, payment and risk management services to financial institutions and retailers. Through its wholly-owned subsidiaries, FNF is also a leading provider of specialty insurance products, including flood insurance, homeowners insurance and home warranty insurance. Through its minority-owned subsidiary, Sedgwick CMS, FNF is a leading provider of outsourced insurance claims management services to large corporate and public sector entities. More information about the FNF family of companies can be found at www.fnf.com, www.fntg.com, www.fidelityinfoservices.com and www.sedgwickcms.com.
     This press release contains forward-looking statements that involve a number of risks and uncertainties. Statements that are not historical facts, including statements about our beliefs and expectations, are forward-looking statements. Forward-looking statements are based on management’s beliefs, as well as assumptions made by, and information currently available to, management. Because such statements are based on expectations as to future economic performance and are not statements of fact, actual results may differ materially from those projected. We undertake no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. The risks and uncertainties which forward-looking statements are subject to include, but are not limited to: changes in general economic, business and political conditions, including changes in the financial markets; adverse changes in the level of real estate activity, which may be caused by, among other things, high or increasing interest rates, a limited supply of mortgage funding or a weak U. S. economy; the potential inability of FNF or FIS to find suitable acquisition candidates, acquisitions in lines of business that will not necessarily be limited to FNF’s traditional areas of focus, or difficulties of FNF or FIS in integrating acquisitions; FNF’s dependence on operating subsidiaries as a source of cash flow; significant competition that FNF’s operating subsidiaries face; FNF’s business concentration in the State of California, the source of over 20% of FNT’s title insurance premiums; compliance with extensive government regulation of FNF’s operating subsidiaries;

the risk that the recent merger between FIS and Certegy Inc. may fail to achieve beneficial synergies or that it may take longer than expected to do so; the effects of substantial leverage at FIS, which may limit the funds available to make acquisitions and invest in its business; the risks of reduction in revenue from the elimination of existing and potential FIS customers due to consolidation in the banking, retail and financial services industries; failures to adapt the services of FIS to changes in technology or in the marketplace; the possibility that the announced reorganization will not be completed, will be completed in a different form or with different effects on stockholders than described or will not be successful in achieving the goals targeted; the satisfaction of the remaining conditions to the announced reorganization, which include, among other things, the receipt of any remaining insurance regulatory approvals and the formal declaration of the FNT stock dividend by the FNF Board of Directors; and other risks detailed in the “Statement Regarding Forward-Looking Information,” “Risk Factors” and other sections of the Form 10-K of FNF, FNT and FIS and other filings with the Securities and Exchange Commission.
SOURCES: Fidelity National Financial, Inc., Fidelity National Title Group, Inc. and Fidelity National Information Services, Inc.
CONTACTS: For FNF and FNT — Daniel Kennedy Murphy, Senior Vice President, Finance and Investor Relations, 904-854-8120, dkmurphy@fnf.com; For FIS — Mary Waggoner, Senior Vice President, Investor Relations, 904-854-3282, mary.waggoner@fnf.com